Exhibit 10.47

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT AND DISBURSEMENT LETTER
THIS FIRST AMENDMENT to Loan and Security Agreement and Disbursement Letter (this “Amendment”) is entered into as of February 5, 2013, by and among OXFORD FINANCE LLC (“Oxford”) as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement or otherwise a party thereto from time to time including, without limitation, Oxford in its capacity as a Lender, and SILICON VALLEY BANK (in such capacity, each a “Lender” and collectively, the “Lenders”), and HALOZYME THERAPEUTICS, INC., a Delaware corporation, and HALOZYME, INC., a California corporation (individually and collectively, jointly and severally, “Borrower”).
RECITALS
A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 28, 2012 (as the same may from time to time be amended, modified, supplemented or restated, collectively, the “Loan Agreement”). Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.    Collateral Agent, Lenders and Borrower have entered into that certain Disbursement Letter dated as of December 28, 2012 (as the same may from time to time be amended, modified, supplemented or restated, collectively, the “Disbursement Letter”).
C.    Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement and the Disbursement Letter to make certain revisions to the Loan Agreement and Disbursement Letter as more fully set forth herein.
D.    Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement and Disbursement Letter, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendment to Loan Agreement.
2.1    Section 13.1 (Definitions). The following terms and their respective definitions hereby are amended in Section 13.1 of the Loan Agreement as follows:
“Amortization Date” is February 1, 2014.
“Maturity Date” is January 1, 2017.
3.    Amendment to Disbursement Letter. The Disbursement Letter hereby is amended by replacing the Amortization Table with the Amortization Table attached hereto as Exhibit A.

Exhibit 10.47

4.    Limitation of Amendments.
4.1    The amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b), no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower most recently delivered to Collateral Agent and Lenders are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Exhibit 10.47

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of this Amendment; and (b) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT:
OXFORD FINANCE LLC
By: /s/ Mark Davis
Name: Mark Davis
Title: Vice President – Finance, Secretary & Treasurer
LENDERS:
OXFORD FINANCE FUNDING I, LLC
By: Oxford Finance LLC, as servicer
By:    /s/ Mark Davis
Name: Mark Davis
Title: Vice President – Finance, Secretary & Treasurer
OXFORD FINANCE FUNDING III, LLC
By: Oxford Finance LLC, as servicer
By:    /s/ Mark Davis
Name: Mark Davis
Title: Vice President – Finance, Secretary & Treasurer
SILICON VALLEY BANK
By:    /s/ Kevin Wallace
Name: Kevin Wallace
Title: Relationship Manager
BORROWER: HALOZYME THERAPEUTICS, INC. By: /s/ Kurt Gustafson Name: Kurt Gustafson Title: VP, CFO HALOZYME, INC. By: /s/ Kurt Gustafson Name: Kurt Gustafson Title: VP, CFO

Exhibit 10.47

EXHIBIT A
AMORTIZATION TABLE

Oxford Finance & SVB
Amortization Table
Halozyme AA01
	Start Date:	12/28/2012		Disclaimer:
	Interest Rate:	7.55%		THIS IS A STANDARD AMORTIZATION
	Term:	48	12IO + 36 PI	SCHEDULE. IT IS NOT INTENDED TO BE
	Payment:	$933,875.60		USED FOR PAYOFF PURPOSES.
	Final Payment:	$2,550,000.00	8.5%
	Amount:	30,000,000.00

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance
							Interim Interest
	1/1/2013	Interim Interest Due - Billed Separately (See Last Tab)				$30,000,000.00	18,875.00
1	2/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
2	3/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
3	4/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
4	5/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
5	6/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
6	7/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
7	8/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
8	9/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
9	10/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
10	11/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
11	12/1/2013	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
12	1/1/2014	$30,000,000.00	$188,750.00	$188,750.00	$—	$30,000,000.00
13	2/1/2014	$30,000,000.00	$933,875.60	$188,750.00	$745,125.60	$29,254,874.40
14	3/1/2014	$29,254,874.40	$933,875.60	$184,061.92	$749,813.68	$28,505,060.71
15	4/1/2014	$28,505,060.71	$933,875.60	$179,344.34	$754,531.26	$27,750,529.45
16	5/1/2014	$27,750,529.45	$933,875.60	$174,597.08	$759,278.52	$26,991,250.93
17	6/1/2014	$26,991,250.93	$933,875.60	$169,819.95	$764,055.65	$26,227,195.28
18	7/1/2014	$26,227,195.28	$933,875.60	$165,012.77	$768,862.83	$25,458,332.45
19	8/1/2014	$25,458,332.45	$933,875.60	$160,175.34	$773,700.26	$24,684,632.19

Exhibit 10.47

20	9/1/2014	$24,684,632.19	$933,875.60	$155,307.48	$778,568.12	$23,906,064.06
21	10/1/2014	$23,906,064.06	$933,875.60	$150,408.99	$783,466.62	$23,122,597.45
22	11/1/2014	$23,122,597.45	$933,875.60	$145,479.68	$788,395.93	$22,334,201.52
23	12/1/2014	$22,334,201.52	$933,875.60	$140,519.35	$793,356.25	$21,540,845.27
24	1/1/2015	$21,540,845.27	$933,875.60	$135,527.82	$798,347.78	$20,742,497.49
25	2/1/2015	$20,742,497.49	$933,875.60	$130,504.88	$803,370.72	$19,939,126.76
26	3/1/2015	$19,939,126.76	$933,875.60	$125,450.34	$808,425.26	$19,130,701.50
27	4/1/2015	$19,130,701.50	$933,875.60	$120,364.00	$813,511.61	$18,317,189.90
28	5/1/2015	$18,317,189.90	$933,875.60	$115,245.65	$818,629.95	$17,498,559.95
29	6/1/2015	$17,498,559.95	$933,875.60	$110,095.11	$823,780.50	$16,674,779.45
30	7/1/2015	$16,674,779.45	$933,875.60	$104,912.15	$828,963.45	$15,845,816.00
31	8/1/2015	$15,845,816.00	$933,875.60	$99,696.59	$834,179.01	$15,011,636.99
32	9/1/2015	$15,011,636.99	$933,875.60	$94,448.22	$839,427.39	$14,172,209.61
33	10/1/2015	$14,172,209.61	$933,875.60	$89,166.82	$844,708.78	$13,327,500.82
34	11/1/2015	$13,327,500.82	$933,875.60	$83,852.19	$850,023.41	$12,477,477.41
35	12/1/2015	$12,477,477.41	$933,875.60	$78,504.13	$855,371.47	$11,622,105.94
36	1/1/2016	$11,622,105.94	$933,875.60	$73,122.42	$860,753.19	$10,761,352.75
37	2/1/2016	$10,761,352.75	$933,875.60	$67,706.84	$866,168.76	$9,895,184.00
38	3/1/2016	$9,895,184.00	$933,875.60	$62,257.20	$871,618.40	$9,023,565.59
39	4/1/2016	$9,023,565.59	$933,875.60	$56,773.27	$877,102.34	$8,146,463.26
40	5/1/2016	$8,146,463.26	$933,875.60	$51,254.83	$882,620.77	$7,263,842.49
41	6/1/2016	$7,263,842.49	$933,875.60	$45,701.68	$888,173.93	$6,375,668.56
42	7/1/2016	$6,375,668.56	$933,875.60	$40,113.58	$893,762.02	$5,481,906.54
43	8/1/2016	$5,481,906.54	$933,875.60	$34,490.33	$899,385.27	$4,582,521.27
44	9/1/2016	$4,582,521.27	$933,875.60	$28,831.70	$905,043.91	$3,677,477.36
45	10/1/2016	$3,677,477.36	$933,875.60	$23,137.46	$910,738.14	$2,766,739.22
46	11/1/2016	$2,766,739.22	$933,875.60	$17,407.40	$916,468.20	$1,850,271.02
47	12/1/2016	$1,850,271.02	$933,875.60	$11,641.29	$922,234.31	$928,036.70
48	1/1/2017	$928,036.70	$933,875.60	$5,838.90	$928,036.70	$—
Final	1/1/2017	Final Payment	$2,550,000.00	$2,550,000.00	$—

		Totals	$38,434,521.68	$8,434,521.68	$30,000,000.00